SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 20, 2006

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

         001-13577                           59-3074176
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 (Commission File Number)         (IRS Employer Identification No.)

           3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
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           (Address of Principal Executive Offices)           (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
---------         -------------------------------------------

         On July 20, 2006, upon recommendation of its Compensation Committee, the Board of Directors (the "Board") of Premiere Global Services, Inc. (the "Company") approved a revision to the Company's non-employee director compensation arrangements to provide that annual equity awards will be granted on the earlier of (i) the last day of each Board year (with Board years running from the respective dates of the Company's annual shareholders' meetings); or
(ii) upon a "change in control" of the Company (as such term is defined in the non-employee director compensation arrangement). The foregoing summary is qualified in its entirety by the revised summary of the equity compensation component to the Company's non-employee director compensation filed as Exhibit
10.1 hereto. A copy of entire summary of the Company's non-employee director compensation was attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2005.


Item 2.02         Results of Operations and Financial Condition.
---------         ----------------------------------------------

         On July 26, 2006, the Company issued a press release reporting on its financial results for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this item, including
Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 5.02         Departure of Directors or Principal Officers; Election of
---------         ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  ---------------------------------------------

(b) Jeffrey A. Allred's position changed from the Company's President and Chief Operating Officer to Chief Investment Officer effective July 20, 2006. Mr. Allred will continue to serve as a director of the Company.

(c) On July 20, 2006, the Company's Board of Directors appointed Theodore P. Schrafft to serve as the Company's President and T. Lee Provow to serve as the Company's President, Global Operations. Prior to these appointments, Mr. Schrafft served as President of the Company's Conferencing & Collaboration group and Mr. Provow served as President of the Company's Data Communications group. The information required by Item 5.02(c) of Form 8-K relating to each of Messrs. Schrafft and Provow, including a description of their current employment agreements, is incorporated herein by reference to the Company's definitive proxy statement for the 2006 annual meeting of shareholders as filed with the Securities and Exchange Commission on April 3, 2006. There are no related party transactions between the Company and either of Messrs. Schrafft or Provow.


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

Item 9.01.        Financial Statements and Exhibits
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(d)      Exhibits

Exhibit No.                     Description
-----------    -----------------------------------------------------------------

   10.1 Revised Summary of the Equity Compensation Component to the Registrant's Non-Employee Director Compensation.

   99.1 Press Release, dated July 26, 2006, with respect to the Registrant's financial results for the quarter ended June 30, 2006.



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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PREMIERE GLOBAL SERVICES, INC.



Date:  July 26, 2006               By:  /s/ Michael E. Havener
                                        ----------------------------------------
                                        Michael E. Havener
                                        Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------    -----------------------------------------------------------------

   10.1 Revised Summary of the Equity Compensation Component to the Registrant's Non-Employee Director Compensation.

   99.1 Press Release, dated July 26, 2006, with respect to the Registrant's financial results for the quarter ended June 30, 2006.



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